UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            March 17, 2020

IKONICS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-25727	41-0730027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4832 Grand Avenue Duluth, Minnesota	55807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (218) 628-2217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.10 per share	IKNX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 17, 2020, the Board of Directors of IKONICS Corporation (the “Company”) approved and adopted the amendment and restatement of the Company’s Amended and Restated By-Laws, to reflect prior amendments to the Minnesota Business Corporation Act and modernize the By-Laws. The amendments include providing the flexibility, but not the requirement, for the Company to hold “virtual” or “hybrid-virtual” shareholder meetings.

The By-Laws, as amended and restated to incorporate the amendments described above, are filed as Exhibit 3.1 hereto.

Item 9.01.          Financial Statements and Exhibits.

(d)     Exhibit.

Exhibit Number	Description
3.1	By-Laws of IKONICS Corporation, as Amended and Restated on March 17, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKONICS CORPORATION

Date: March 18, 2020	/s/ Jon Gerlach
Jon Gerlach
Chief Financial Officer and Vice President of Finance